SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK FUNDS II

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

	☐	Fee paid previously with preliminary materials.

	☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY

JOHN HANCOCK FUNDS II (“JHF II”)

EMERGING MARKETS DEBT FUND

601 Congress Street

Boston, Massachusetts 02210

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Emerging Markets Debt Fund:

Notice is hereby given that a Special Meeting of Shareholders of Emerging Markets Debt Fund (the “Fund”), a series of JHF II, will be held at 601 Congress Street, Boston, Massachusetts 02210, on [August 7], 2013 at [3]:00 p.m., Eastern Time (the “Meeting”). The Meeting will be held for the purpose set forth below, as well as any other business that may properly come before the Meeting. A Proxy Statement providing information about the proposal is included with this notice.

Proposal 1	To change the Fund’s diversification investment policy, as defined in the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified”

The Board of Trustees of JHF II recommends that shareholders vote “FOR” the proposal.

Each shareholder of the Fund of record at the close of business on July 22, 2013 is entitled to receive notice of and to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on [August 7], 2013.

The proxy statement is available at www.jhfunds.com.

Sincerely,

/s/ THOMAS M. KINZLER

Thomas M. Kinzler

Secretary

John Hancock Funds II

[July 29], 2013

Boston, Massachusetts

JOHN HANCOCK FUNDS II

EMERGING MARKETS DEBT FUND

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [AUGUST 7], 2013

[July 29], 2013

TABLE OF CONTENTS

		Page

Introduction		1

Proposal 1	To change the Fund’s diversification investment policy, as defined in the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified”	2

Shareholders and Voting Information		3

Other Matters		4

Appendices:
Exhibit A	Outstanding Shares and Share Ownership	5

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JOHN HANCOCK FUNDS II (“JHF II” or the “Trust”)

on behalf of its series,

EMERGING MARKETS DEBT FUND

601 Congress Street

Boston, Massachusetts 02210

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [AUGUST 7], 2013

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of JHF II (the “Board” or “Trustees”), on behalf of Emerging Markets Debt Fund (the “Fund”) of proxies to be used at a special meeting of shareholders of the Fund to be held at 601 Congress Street, Boston, Massachusetts 02210, on [August 7], 2013 at [3]:00 p.m., Eastern Time (the “Meeting”). Pursuant to the Trust’s Agreement and Declaration of Trust, the Board has designated [July 22], 2013 as the record date for determining shareholders of the Fund eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of the Fund held. This Proxy Statement is first being sent to shareholders on or about [July 29], 2013.

The Fund is a series of the Trust, an open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Management. John Hancock Investment Management Services, LLC (“JHIMS” or the “Advisor”) serves as investment advisor for the Fund. Pursuant to an investment advisory agreement with the Trust, the Advisor is responsible for, among other things, administering the business and affairs of the Fund and selecting, contracting with, compensating and monitoring the performance of the investment subadvisor that manages the investment and reinvestment of the assets of the Fund pursuant to a subadvisory agreement with the Advisor. JHIMS is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). JHIMS also provides administrative services to the Fund pursuant to a separate services agreement with the Trust. John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the “Subadvisor”) is the subadvisor to the Fund and is also registered as an investment advisor under the Advisers Act.

The Distributor. John Hancock Funds, LLC (the “Distributor”) serves as the Fund’s distributor.

The offices of JHIMS and the Distributor are located at 601 Congress Street, Boston, Massachusetts 02210, and their ultimate parent entity is Manulife Financial Corporation (“MFC” or “Manulife Financial”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

The Fund will furnish, without charge, a copy of its most recent shareholder report to any shareholder upon request. To obtain a report, please contact JHF II by calling 1-800-225-5291 (TDD — 1-800-554-6713) or by writing to JHF II at 601 Congress Street, Boston, Massachusetts 02210.

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PROPOSAL 1

TO CHANGE THE FUND’S DIVERSIFICATION INVESTMENT POLICY

FROM DIVERSIFIED TO NON-DIVERSIFIED

The Board, including those Trustees who are not “interested persons” of the Trust and Fund as defined in the 1940 Act (the “Independent Trustees”), has approved, and recommends that the Fund’s shareholders approve, changing the Fund from a diversified fund to a non-diversified fund.  Shareholder approval of this change would enable the Fund to invest larger percentages of its assets in the securities of single issuers.  The Advisor believes that the proposed change would provide the Fund with increased flexibility and allow the Subadvisor to focus the Fund’s investments on particular countries and issuers as part of the Fund’s principal investment strategy to invest at least 80% of its net assets (plus borrowings for investment purposes) in fixed-income securities and debt instruments of emerging-market issuers. Investing a larger percentage of the Fund’s assets in any one issuer carries certain risks, as described below.

The Fund currently operates as a “diversified” fund, as defined in the 1940 Act.  As a diversified fund, with respect to 75% of its total assets, no more than 5% of the Fund’s total assets may be invested in the securities of any single issuer, and it may not hold more than 10% of the outstanding voting securities of any single issuer.  With respect to the remaining 25% of its total assets, there is no limit on the percentage of assets the Fund may invest in the securities of a single issuer.  These 1940 Act limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies.  These limits apply only at the time the Fund purchases a security. The Fund may exceed these limits if positions it already holds increase in value relative to the rest of the Fund’s holdings.

The Advisor believes that changing the Fund from a diversified fund to a non-diversified fund would give the Subadvisor more flexibility in implementing the Fund’s investment strategies.  The change would enable the Subadvisor to focus the Fund’s investments on those issuers in which the Subadvisor has the greatest conviction.  Because the Subadvisor would be able to invest larger percentages of the Fund’s assets in the securities of a single issuer, the Subadvisor would be able to take larger positions in its high-conviction investment choices.

Risks. Shareholder approval of the proposal would enable the Fund to operate as a non-diversified fund. As a non-diversified fund, the Fund would be able to invest larger percentages of its assets in the securities of a single issuer. The Subadvisor’s investment decisions may not be successful, and if a security or an issuer fails to produce the expected results the negative impact to the Fund would be greater than if the Fund were diversified. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer.

If the Fund’s shareholders approve this proposal, the Subadvisor is expected to operate the Fund as non-diversified, however it may not, depending on its assessment of the investment opportunities available to the Fund.  The Subadvisor will reserve freedom of action to operate the Fund as non-diversified or diversified as it deems to be in the Fund’s and shareholders’ best interests. If the Subadvisor does not operate the Fund as non-diversified within three years of shareholder approval, 1940 Act rules will require the Fund to again seek shareholder approval to reserve freedom of action to operate the Fund as non-diversified. Regardless of any change in the Fund’s diversification status under the 1940 Act, the Fund will remain subject to the diversification rules under the Internal Revenue Code of 1986, as amended.

Required Vote

Approval of the proposal requires the affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the

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Meeting in person or by proxy; or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

If the Fund’s shareholders do not approve the proposal, the Fund will continue to operate as a diversified fund.

The Board, including the Independent Trustees, recommends that shareholders vote “FOR” the proposal.

Fund Information

Mailing Address. The mailing address of the Fund is 601 Congress Street, Boston, Massachusetts 02210.

Shareholders of the Fund. [Although the Fund is authorized to offer multiple share classes, as of the Record Date only Class A and Class I shares are outstanding and no other shares of any other class have been issued. As of the Record Date, Class A and Class I shares of the Fund are held solely by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”). John Hancock USA has indicated to the Fund that it intends to vote “For” the proposal. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a Fund is presumed to “control” the Fund. ] Accordingly, because John Hancock USA is the beneficial owner of more than 25% of the shares of the Fund, John Hancock USA is deemed to control the Fund. [To be updated by amendment.]

The number of votes eligible to be cast at the Meeting, the percentage ownership of the outstanding shares of the Fund by the Funds of Funds and other share ownership information as of the Record Date are set forth in Exhibit A (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

Voting Information. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposal.

Revocation of Proxies. Proxies may be revoked at any time before the Meeting by any of: (i) a written revocation received by the Secretary of the Trust; (ii) a properly executed later-dated proxy received by the Secretary of the Trust; or (iii) an in-person vote at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of the Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of the Fund’s shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions and Broker Non-Votes. Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote at the Meeting in determining

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whether a quorum is present, but do not count as votes cast with respect to a proposal. Abstentions and broker non-votes have the effect of a “no” vote on the proposal.

Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials and their distribution will be borne by the Fund.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials. If you would like to receive an additional copy, please contact the Fund by writing to John Hancock Signature Services, Inc., P.O. Box 55913, Boston, MA 02205-5913 or by calling 1-800-225-5291. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than that mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Fund is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Fund’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

[July 29, 2013]

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE.

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Exhibit A

OUTSTANDING SHARES AND SHARE OWNERSHIP

This table shows, as of the Record Date, the number of shares of each class of the Fund eligible to be voted at the Meeting.

Fund Name	Class	TOTAL SHARES AS OF 7/22/13
Emerging Markets Debt Fund	[]	[]

[Set forth below is information as to shareholders, if any, known by the Fund to own beneficially or of record 5% or more of the outstanding shares of the following classes of shares of the Fund as of the Record Date. As described above under “FUND INFORMATION - Shareholders of the Fund,” various John Hancock Funds of Funds own more than 5% of the outstanding shares of Class NAV shares of the Fund. As of the Record Date, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of the Fund.] [To be updated by amendment.]

Share Class	Shareholder Name and Address*	Number of Shares	% of Ownership	Record or Beneficial Ownership

[]	[]	[]	[]%	[Beneficial]

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Thank You for mailing your proxy card promptly!

John Hancock Funds 601 Congress Street Boston, MA 02210 1-800-225-5291 1-800-554-6713 TDD 1-800-338-8080 EASI-Line www.jhfunds.com

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JOHN HANCOCK FUNDS II

on behalf of its series,

EMERGING MARKETS DEBT FUND

601 Congress Street

Boston, Massachusetts 02210

 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

JHF II Emerging Markets Debt Fund

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

	For	Against	Abstain

1. TO CHANGE THE FUND’S DIVERSIFICATION INVESTMENT POLICY, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, FROM DIVERSIFIED TO NON-DIVERSIFIED.	☐	☐	☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, either owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

__________________________ Signature and Date

Please detach at perforation before mailing.

PROXY	EMERGING MARKETS DEBT FUND	PROXY
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [AUGUST 7], 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned revoking previous proxies, hereby appoint(s) Hugh McHaffie, Charles Rizzo, John Danello, Thomas Kinzler, Betsy Anne Seel, Christopher Sechler, Kinga Kapuscinski, Nicholas Kolokithas and Andrew Wilkins, with full power of substitution in each, to vote all the shares of beneficial interest of the Fund referenced on the opposite side of this card, which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the “Meeting”) to be held at 601 Congress Street, Boston, Massachusetts 02210, on [Wednesday, August 7, 2013, at 3:00 p.m.], Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.